                                  GMAC 2004-C2
                         PARI PASSU AND COMPANION LOANS


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
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No.      Property Name              A-Note Original Balance          Transaction                         Servicer
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
1.    731 Lexington - Bloomberg                $125,000,000         COMM 2004-LNB3             Midland Loan Services, Inc.
            Headquarters                        $65,000,000           GE 2004-C3
                                                $50,000,000          GMAC 2004-C2
                                                $74,000,000              TBD
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2.     Two Gateway Center                       $50,000,000          GMAC 2004-C1          GMAC Commercial Mortgage Corporation
                                                $50,000,000          GMAC 2004-C2
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3.     111 Eighth Avenue                       $149,500,000   Greenwich Capital 2004-GG1   Wachovia Bank, National Association
                                                $80,000,000          GS 2004-GG2
                                                $60,000,000         MSCI 2004-IQ7
                                                $85,500,000          GMAC 2004-C2
                                                $75,000,000              TBD
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4.       Jersey Gardens                         $85,000,000          GMAC 2004-C2          GMAC Commercial Mortgage Corporation
                                                $80,000,000              TBD
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
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No.      Property Name                    Special Servicer    B-Note Original Balance
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
1.    731 Lexington - Bloomberg        Lennar Partners, Inc.        $86,000,000
            Headquarters


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2.     Two Gateway Center              Lennar Partners, Inc.            None

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3.     111 Eighth Avenue               Lennar Partners, Inc.        $50,000,000




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4.       Jersey Gardens             Midland Loan Services, Inc.         None

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